EXHIBIT 25.1


                                   FORM T-1
                                   --------

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                           ---



                              ------------------

                              JPMORGAN CHASE BANK
              (Exact name of trustee as specified in its charter)

A New York Banking Corporation                    13-4994650
                                                  (I.R.S. employer
                                                  identification number)

270 Park Avenue                                   10017
New York, New York                                (Zip Code)
(Address of principal executive offices)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                              Tel: (212) 270-2611
           (Name, address and telephone number of agent for service)

                              ------------------

                         WHOLE AUTO LOAN TRUST ____-_
        (Each trust that issues notes under the related prospectus and prospectus supplement)
              (Exact name of obligor as specified in its charter)

         Delaware                                        Pending
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification number)


c/o Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware                                     19890
(Address of principal executive offices)                 (Zip Code)

                              Asset Backed Notes
                      (Title of the indenture securities)

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

               New York State Banking Department, State House, Albany, New York 12110.

               Board of Governors of the Federal Reserve System,
         Washington, D.C., 20551

               Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

               Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)   Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.       List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee and the Certificate of Amendment dated November 9, 2001 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-73746 which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-73746, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation, was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority attached as Exhibit 7.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

             Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 5th day of September, 2003.

                                            JPMORGAN CHASE BANK


                                            By:  /s/  Wen Wang
                                               ------------------------------
                                            Wen Wang
                                            Assistant Vice President

Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                              JPMorgan Chase Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                    at the close of business June 30, 2003,
                 in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
                     ASSETS                                     in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .....................................       $  22,657
     Interest-bearing balances .............................          10,600
Securities:
Held to maturity securities.................................             268
Available for sale securities...............................          76,771
Federal funds sold and securities purchased under
     agreements to resell ..................................
     Federal funds sold in domestic offices                            3,844
     Securities purchased under agreements to resell                  86,290
Loans and lease financing receivables:
     Loans and leases held for sale.........................          31,108
     Loans and leases, net of unearned income                       $166,046
     Less: Allowance for loan and lease losses                         3,735
     Loans and leases, net of unearned income and
     allowance .............................................         162,311
Trading Assets .............................................         186,546
Premises and fixed assets (including capitalized leases)....           6,142
Other real estate owned ....................................             133
Investments in unconsolidated subsidiaries and
     associated companies...................................             696
Customers' liability to this bank on acceptances
     outstanding ...........................................             225
Intangible assets
        Goodwill............................................           2,201
        Other Intangible assets.............................           3,058
Other assets ...............................................          68,983
TOTAL ASSETS ...............................................        $661,833

                                  LIABILITIES

Deposits
     In domestic offices ...................................        $189,571
     Noninterest-bearing ...................................        $82,747
     Interest-bearing ......................................        106,824
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ................................        125,990
     Noninterest-bearing............................                $ 6,025
     Interest-bearing ....................................          119,965

Federal funds purchased and securities sold under agree-
ments to repurchase:
     Federal funds purchased in domestic offices                     4,978
     Securities sold under agreements to repurchase                  114,181
Trading liabilities ........................................         129,299
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)..............         10,186
Bank's liability on acceptances executed and outstanding....         225
Subordinated notes and debentures ..........................         8,202
Other liabilities ..........................................         41,452
TOTAL LIABILITIES ..........................................         624,084
Minority Interest in consolidated subsidiaries..............         104

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus...............         0
Common stock ...............................................         1,785
Surplus (exclude all surplus related to preferred stock)....         16,304
Retained earnings...........................................         18,426
Accumulated other comprehensive income......................         1,130
Other equity capital components.............................         0
TOTAL EQUITY CAPITAL .......................................         37,645

TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL             $661,833
                                                                     ==========

     I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                WILLIAM B. HARRISON, JR.)

                                HANS W. BECHERER        )

                                FRANK A. BENNACK, JR.   )